UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.            )

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Medivation, Inc.

(Name of Registrant as Specified In Its Charter)

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MEDIVATION, INC.

55 HAWTHORNE STREET, SUITE 610

SAN FRANCISCO, CALIFORNIA 94105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 30, 2007

The Annual Meeting of Stockholders of Medivation, Inc. (the “Company”) will be held on May 30, 2007 at 10:00 a.m. Pacific Daylight Time, at 505 Montgomery Street, Suite 2000, San Francisco, California 94111 for the following purposes:

1.	To elect five members to the Board of Directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP, as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007;

3.	To approve the Amended and Restated 2004 Equity Incentive Award Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 20, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders, or at any adjournments of the Annual Meeting of Stockholders.

In order to ensure your representation at the Annual Meeting of Stockholders, you are requested to submit your proxy by the Internet, by telephone or by signing and dating the enclosed proxy as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the Annual Meeting of Stockholders and file with the Corporate Secretary of the Company an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders.

By Order of the Board of Directors

Medivation, Inc.

Michael W. Hall
Corporate Secretary
San Francisco, California
April 24, 2007

MEDIVATION, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

May 30, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished in connection with the solicitation of proxies in the form enclosed for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of Medivation, Inc. (the “Company”), a Delaware corporation, to be held at 10:00 a.m. Pacific Daylight Time on May 30, 2007 and at any adjournments or postponements thereof for the following purposes:

1.	To elect five members to the Board of Directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP, as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007;

3.	To approve the Amended and Restated 2004 Equity Incentive Award Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be held at 505 Montgomery Street, Suite 2000, San Francisco, California 94111. This proxy statement and accompanying form of proxy will be mailed to stockholders on or about April 24, 2007.

Solicitation

This solicitation is made on behalf of our Board of Directors. We will bear the costs of preparing and mailing this proxy statement and other costs of the proxy solicitation made by our Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

Voting Rights and Outstanding Shares

Only holders of record of our common stock, as of the close of business on April 20, 2007, are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock of the Company constitutes the only class of our securities entitled to vote at the Annual Meeting. Each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. At the close of business on April 20, 2007, there were 27,784,908 shares of common stock issued and outstanding, which are held by approximately 107 holders of record.

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority of the outstanding shares of our common stock present in person or represented by proxy will constitute a quorum. We will appoint election inspectors for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting.

Directors will be elected by a plurality of votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. All other proposals require the affirmative vote of a majority of votes present in person or by proxy at the Annual Meeting. Abstentions, therefore, have the same effect as negative votes on such proposals, and broker non-votes are not counted for any purpose in determining whether such proposals have been approved.

We request that you vote your shares by the Internet, by telephone, or by marking the accompanying proxy card to indicate your votes, signing and dating it, and returning it to the Company in the enclosed envelope. If your completed proxy card is received prior to or at the meeting, your shares will be voted in accordance with your voting instructions. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR all matters that are voted upon at the meeting.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing with the Corporate Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have voted over the Internet or by telephone or executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Corporate Secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to Corporate Secretary, Medivation, Inc., at the address of our principal executive offices at 55 Hawthorne Street, Suite 610, San Francisco, California 94105. Our telephone number is (415) 543-3470.

Stockholder Proposals to be Presented at the Next Annual Meeting of Stockholders

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit to the Board of Directors proposals to be presented at the 2008 Annual Meeting of Stockholders. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at our principal executive offices at the address set forth above no later than December 25, 2007 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such Annual Meeting.

Any stockholder who does not intend to have its proposal included in the 2008 proxy statement for the Annual Meeting but intends to present a proposal at our 2008 Annual Meeting of Stockholders, must submit such proposal in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at our principal executive offices at the address set forth above no later than March 12, 2008. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors is currently comprised of five members. Directors are elected at each Annual Meeting of Stockholders and hold office until their successors are duly elected and qualified at the next Annual Meeting of Stockholders. In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the five nominees designated below to serve until the 2008 Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors.

The following table sets forth certain information concerning the five nominees for directors of the Company as of April 20, 2007.

Name	Age	Director Since	Position
Daniel D. Adams	66	2005	Director
Gregory H. Bailey, M.D.	51	2005	Director
Kim D. Blickenstaff	54	2005	Director, Chairman of the Board
David T. Hung, M.D.	49	2004	President, Chief Executive Officer and Director
W. Anthony Vernon	51	2006	Director

Daniel D. Adams. Mr. Adams has served as a member of our Board of Directors of since 2005. Mr. Adams is a member of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee. Mr. Adams has been the President and Chief Executive Officer of Protein Sciences Corporation, a biopharmaceutical service company, since 1996. Mr. Adams also was a co-founder and the first CEO of Biogen, and the founder of Advanced Genetic Sciences, Inc., Plant Genetic Systems and Allerx, Inc. Mr. Adams holds a B.A. degree in Chemistry from Cornell University and a J.D. magna cum laude from New York University School of Law.

Gregory H. Bailey, M.D. Dr. Bailey has served as a member of our Board of Directors since 2005. Since January 2007, Dr. Bailey has been the managing partner of Palantir Group, Inc., a biotech merchant bank. From May 2004 until January 2007, Dr. Bailey was managing director at MDB Capital Group LLC, an investment banking firm. Prior to that, Dr. Bailey was a life science analyst at Participating Capital, an investment banking firm, since 1995. Dr. Bailey is a director of Opexa Therapeutics, Inc., formerly PharmaFrontiers Corp., a cellular therapy company. Dr. Bailey holds a M.D. degree from the University of Western Ontario.

Kim D. Blickenstaff. Mr. Blickenstaff has served as a member of our Board of Directors since 2005 and as the Chairman of our Board of Directors since 2007. Mr. Blickenstaff is a member of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee. Mr. Blickenstaff has been the Chairman and Chief Executive Officer and a director of Biosite Incorporated, a provider of medical diagnostics, since April 1988. Mr. Blickenstaff is a director and member of the audit committee of DexCom, Inc., a medical technology company, and is also a director of several privately held medical products companies. Mr. Blickenstaff was formerly a certified public accountant and has more than ten years of experience overseeing the preparation of financial statements. Mr. Blickenstaff received a B.A. from Loyola Marymount College and an M.B.A. from the Graduate School of Business, Loyola University, Chicago.

David T. Hung, M.D. Dr. Hung has been our President and Chief Executive Officer, and a member of our Board of Directors, since December 2004. Previously, Dr. Hung served as the President and Chief Executive

Officer, and member of the Board of Directors, of Medivation Neurology, Inc. from its inception in September 2003 through December 2004, when it became our wholly owned subsidiary by merger. Dr. Hung continues to serve as the President and Chief Executive Officer, and member of the Board of Directors, of Medivation Neurology, Inc. From 1998 until 2001, Dr. Hung was employed by ProDuct Health, Inc., a privately held medical device company, as Chief Scientific Officer (1998-1999) and as President and Chief Executive Officer (1999-2001). Dr. Hung served as a consultant to Cytyc Corporation from 2001 until 2002 to assist with transitional matters related to Cytyc Corporation’s acquisition of ProDuct Health, Inc. Dr. Hung is a director and member of the audit committee of Opexa Therapeutics, Inc., formerly PharmaFrontiers Corp., a cellular therapy company. Dr. Hung received an M.D. from the University of California, San Francisco, School of Medicine, and an A.B. in Biology from Harvard College.

W. Anthony Vernon. Mr. Vernon has served as a member of our board of directors since 2006. Mr. Vernon is a member of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee. From 2004 until 2005, Mr. Vernon was employed as Company Group Chairman of Depuy Inc., an orthopedics company which is a subsidiary of Johnson & Johnson. From 2001 until 2004, Mr. Vernon served as President and Chief Executive Officer of Centocor, Inc., a biomedicines company which is a division of Johnson & Johnson. Mr. Vernon received a B.A. from Lawrence University and an M.B.A. from the Northwestern University Kellogg Graduate School of Management.

All directors will hold office until our next Annual Meeting of Stockholders or until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

Board of Directors and Committees of the Board

During 2006, the Board of Directors held a total of 12 meetings. All directors attended at least 75% of the total number of Board of Directors meetings and meetings of Board of Directors committees on which the director served during the time he served on the Board of Directors or committees. The Board of Directors has determined that each of the following directors is an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or NASD: Daniel Adams, Kim Blickenstaff and W. Anthony Vernon.

The Board of Directors has a separately-designated standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Current committee charters are available on our website at www.medivation.com and in print to be sent to any of our stockholders upon request. Requests for such copies should be addressed to: Medivation, Inc., 55 Hawthorne Street, Suite 610, San Francisco, California 94105, Attn: Investor Relations, telephone number (415) 543-3470. Each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is composed entirely of independent directors in accordance with the current listing standards of The NASDAQ Global Market. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board of Directors has further determined that Mr. Blickenstaff is an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-B promulgated by the SEC, by virtue of his relevant experience listed in his biographical summary provided above in the section entitled “Proposal 1—Election of Directors.”

Audit Committee. The Audit Committee is responsible for reviewing the work of our internal accounting processes and independent auditors. The Audit Committee has the sole authority for the appointment, compensation and oversight of our independent auditors and approval of any significant non-audit relationship with the independent auditors. The Audit Committee is also responsible for preparing the report required by the rules of the SEC to be included in our annual proxy statement. During 2006, the Audit Committee held 4 meetings. The Audit Committee is comprised of Directors Blickenstaff (Chair), Adams and Vernon. The Audit Committee is established in accordance with section 3(a)(58)(A) of the Exchange Act.

Compensation Committee. The Compensation Committee is responsible for approving our goals and objectives relevant to compensation, staying informed as to market levels of compensation and, based on evaluations submitted by management, recommending to our Board of Directors compensation levels and systems for the Board of Directors and our officers that correspond to our goals and objectives. The Compensation Committee has the authority to approve the compensation provided to our executive officers. An independent consulting firm, J. Thelander Associates, was retained by the Compensation Committee to assist it in determination of the key elements of compensation programs, including cash and equity awards for our executive officers. J. Thelander Associates consulted with our executive officers regarding the desired structure of our compensation programs, but developed its recommendations regarding specific compensation levels independently of our executive officers and provided its recommendation directly to the Compensation Committee. Reviews of compensation programs are performed annually. During 2006, the Compensation Committee held 1 meeting. The Compensation Committee is comprised of Directors Adams, Blickenstaff and Vernon (Chair).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending to our Board of Directors individuals to be nominated as directors and committee members. This includes evaluation of new candidates as well as evaluation of current directors. This committee is also responsible for developing and recommending to the Board of Directors our corporate governance guidelines, as well as reviewing and recommending revisions to the guidelines on a regular basis. During 2006, the Nominating and Corporate Governance Committee held no meetings. During 2006, the full Board of Directors performed the functions of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Directors Adams (Chair), Blickenstaff and Vernon.

Stockholder Recommendations and Communication with the Board of Directors

Stockholders may recommend any person as a nominee for director by writing to the Corporate Secretary at the Company’s address above. The recommendations must be received at the Company not later than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s Annual Meeting of Stockholders and must be accompanied by the following information:

•	name and address of the nominating stockholder;

•	a representation that the nominating stockholder is a record holder;

•	a representation that the nominating stockholder intends to appear in person or by proxy at the Annual Meeting of Stockholders to nominate the person or persons specified;

•	information regarding each nominee that would be required to be included in a proxy statement;

•	a description of any arrangements or understandings between the nominating stockholder and the nominee; and

•	the consent of each nominee to serve as a director, if elected.

The director qualifications developed to date focus on what the Nominating and Corporate Governance Committee believes to be essential competencies to effectively serve on the Board of Directors. The Nominating and Corporate Governance Committee may consider the following criteria in recommending candidates for election to the Board of Directors:

•	experience in corporate governance, such as an officer or former officer of a publicly held company;

•	experience in the Company’s industry;

•	experience as a board member of another publicly held company; and

•	academic expertise in an area of the Company’s operations.

Prior to each Annual Meeting of Stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board of Directors, the Board of Directors will consider incumbent Board of Directors members and other well-qualified individuals as potential director nominees. The Board of Directors will determine whether to retain an executive search firm to identify Board of Directors candidates, and if so, will identify the search firm and approve the search firm’s fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described above. The Board of Directors will review each potential candidate. Management may assist the Board of Directors in the review process at the direction of the Board of Directors. The Board of Directors will select the candidate or candidates it believes are the most qualified to recommend to the stockholders as a director nominee. Candidates recommended by a stockholder are evaluated in the same manner as candidates identified by a Board of Directors member.

Each of the nominees for election as director at the Annual Meeting is recommended by the Board of Directors.

Stockholders may send correspondence to the Board of Directors or any individual member of the Board of Directors, c/o the Corporate Secretary at our principal executive offices at the address set forth above. The Corporate Secretary will review all correspondence addressed to the Board of Directors, or any individual Board of Directors member, for any inappropriate correspondence and correspondence more suitably directed to management. However, the Corporate Secretary will summarize all correspondence not forwarded to the Board of Directors and make the correspondence available to the Board of Directors for its review at the request of the Board of Directors. The Corporate Secretary will forward stockholder communications to the Board of Directors prior to the next regularly scheduled meeting of the Board of Directors following the receipt of the communication.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged to attend in person the Annual Meeting of Stockholders. One director attended the Annual Meeting of Stockholders in 2006.

Director Compensation

The table below sets forth the compensation paid to each non-employee member of our Board of Directors during the fiscal year ended December 31, 2006. Dr. Hung did not receive any compensation for his services as a director.

Name	Option Awards ($)(1)		Total ($)
Daniel D. Adams	69,589	(2)	69,589
Gregory H. Bailey, M.D.	29,894	(3)	29,894
Kim D. Blickenstaff	69,589	(4)	69,589
David T. Hung, M.D.	—		—
W. Anthony Vernon	30,757	(5)	30,757

(1)	Measured as value of compensation expense recognized by the Company for financial statement reporting purposes in fiscal year 2006, computed pursuant to Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment. The assumptions used to calculate the value of option awards are set forth under Note 7 of the Notes to Audited Consolidated Financial Statements included in our Annual Report filed on Form 10-KSB for the fiscal year ended December 31, 2006, filed on February 23, 2007.

(2)

Expense recognized in 2006 with respect to an option to purchase 101,900 shares of common stock granted to Mr. Adams upon joining the Board of Directors in 2005. This option was valued upon its grant using the

Black-Scholes option valuation model and the following assumptions: stock price—$3.75; exercise price—$3.75; expected option term—7.0 years; estimated volatility—70%; risk-free rate—3.74%; and dividend yield—0%. At December 31, 2006, Mr. Adams held options covering 101,900 shares of common stock.

(3)	Expense recognized in 2006 with respect to an option to purchase 50,950 shares of common stock granted to Dr. Bailey upon joining the Board of Directors in 2005. This option was valued upon its grant using the Black-Scholes option valuation model and the following assumptions: stock price—$3.00; exercise price—$3.00; expected option term—7.0 years; estimated volatility—84%; risk-free rate—4.30%; and dividend yield—0%. At December 31, 2006, Dr. Bailey held options covering 50,950 shares of common stock.

(4)	Expense recognized in 2006 with respect to an option to purchase 101,900 shares of common stock granted to Mr. Blickenstaff upon joining the Board of Directors in 2005. This option was valued upon its grant using the Black-Scholes option valuation model and the following assumptions: stock price—$3.75; exercise price—$3.75; expected option term—7.0 years; estimated volatility—70%; risk-free rate—3.74%; and dividend yield—0%. At December 31, 2006, Mr. Blickenstaff held options covering 101,900 shares of common stock.

(5)	Expense recognized in 2006 with respect to an option to purchase 101,900 shares of common stock granted to Mr. Vernon upon joining the Board of Directors in 2006. This option was valued upon its grant using the Black-Scholes option valuation model and the following assumptions: stock price—$4.45; exercise price—$4.45; expected option term—6.0 years; estimated volatility—58%; risk-free rate—5.00%; and dividend yield—0%. At December 31, 2006, Mr. Vernon held options covering 101,900 shares of common stock.

Our directors who are employed by the Company receive no additional compensation for their services as directors. Each of our non-employee directors receives a one time grant of options to purchase shares of our common stock at the fair market value at the time of the grant under our 2004 Equity Incentive Plan. Such options are subject to a four-year vesting schedule. We reimburse all of our directors for their out-of-pocket expenses incurred in serving on our Board of Directors.

Required Vote

The five nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy shall be elected as directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FIVE NOMINEES LISTED ABOVE.

EXECUTIVE OFFICERS

The names, ages and certain other information concerning our executive officers as of April 20, 2007 is set forth below (unless provided elsewhere in this Proxy Statement):

Name	Age	Title
David T. Hung, M.D.	49	President, Chief Executive Officer, Director
C. Patrick Machado	43	Senior Vice President, Chief Financial Officer
Lynn Seely, M.D.	48	Chief Medical Officer
Andrew A. Protter, Ph.D.	53	Vice President, Preclinical Development
Sue Wollowitz, Ph.D.	53	Vice President, Chemistry and Manufacturing
Lisa L. Taylor	47	Vice President, Commercial Development

David T. Hung, M.D. Biographical information regarding Dr. Hung is set forth under “Proposal 1: Election of Directors.”

C. Patrick Machado. Mr. Machado has been our Senior Vice President and Chief Financial Officer since December 2004. Previously, Mr. Machado served as the Senior Vice President and Chief Financial Officer, and a member of the Board of Directors, of Medivation Neurology, Inc. from its inception in September 2003 through December 2004, when it became our wholly owned subsidiary by merger. Mr. Machado continues to serve as the Senior Vice President and Chief Financial Officer, and a member of the Board of Directors, of Medivation Neurology, Inc. From 1998 until 2001, Mr. Machado was employed by ProDuct Health, Inc., a privately held medical device company, as Vice President, Chief Financial Officer and General Counsel (1998-2000) and as Senior Vice President and Chief Financial Officer (2000-2001). From 2001 until 2002, Mr. Machado served as a consultant to Cytyc Corporation to assist with transitional matters related to Cytyc Corporation’s acquisition of ProDuct Health, Inc. Mr. Machado received a J.D. from Harvard Law School and a B.A. and B.S. in German and Economics, respectively, from Santa Clara University.

Lynn Seely, M.D. Dr. Seely joined as our Chief Medical Officer in March 2005. From September 2002 to March 2005, Dr. Seely served as Vice President of Clinical Development at Anesiva, Inc., formerly Corgentech Inc., a biomedical company. From 1996 through 2000, Dr. Seely served as an Associate Director of Clinical Development at Chiron Corporation, a biotechnology company. Dr. Seely served as Vice President of Clinical Development at ProDuct Health, Inc., a privately held medical device company, from 2000 to 2001. Dr. Seely subsequently served as Vice President of Clinical Development for Cytyc Health Corporation, a medical device company and subsidiary of Cytyc Corporation, a medical device company, from 2001 to 2002, where she assisted with transitional matters related to Cytyc Corporation’s acquisition of ProDuct Health, Inc. Dr. Seely received an M.D. from the University of Oklahoma College of Medicine and completed her residency in internal medicine at Yale-New Haven Hospital.

Andrew A. Protter, Ph.D. Dr. Protter joined as our Vice President, Preclinical Development, in September 2006. From November 1982 until August 2006, Dr. Protter worked at Scios Inc., where he worked in preclinical research and development and served most recently as Vice President, Biology. Scios Inc., a Johnson & Johnson company, develops therapeutics for cardiovascular disease. Dr. Protter received a Ph.D. in biochemistry from the State University of New York, Stony Brook.

Sue Wollowitz, Ph.D. Dr. Wollowitz became our Vice President, Chemistry and Manufacturing, in December 2006. Prior to joining us, Dr. Wollowitz was President of Wollowitz Associates, LLC, a consulting firm, since 2003. From 1992 until 2003, Dr. Wollowitz held a variety of positions, including as Vice President, Shared Sciences, at Cerus Corporation, a medical technologies company. Dr. Wollowitz received her B.A. in chemistry from the State University of New York at Binghamton and her Ph.D. in organic chemistry from the University of Wisconsin at Madison.

Lisa L. Taylor. Ms. Taylor joined as our Vice President, Commercial Development, in January 2007. From 1996 until 2007, Ms. Taylor served as President of Packers Falls Group, Inc., a consultancy specializing in medical product development. She holds a B.A. in Human Biology from Stanford University and an M.B.A. from Harvard Business School.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain summary compensation for the period indicated with respect to:

•	our Chief Executive Officer during the fiscal year ended December 31, 2006; and

•

our two most highly compensated executive officers, other than our Chief Executive Officer, who served as an executive officer of the Company as of December 31, 2006, (who we sometimes refer to herein, together with the foregoing Chief Executive Officer as of December 31, 2006, as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)		Total ($)
David T. Hung, M.D. President, Chief Executive Officer, Director	2006	285,000	114,000	43,563	(2)	442,563

C. Patrick Machado Senior Vice President, Chief Financial Officer	2006	255,000	89,250	43,563	(3)	387,813

Lynn Seely, M.D. Chief Medical Officer	2006	255,000	89,250	296,063	(4)	640,313

(1)	Measured as value of compensation expense recognized by the Company for financial statement reporting purposes in fiscal year 2006, computed pursuant to Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment. Further discussion of the Company’s option valuation methodology is contained in Note 7 of the Notes to Audited Consolidated Financial Statements included in our Annual Report filed on Form 10-KSB for the fiscal year ended December 31, 2006, filed on February 23, 2007.

(2)	Expense recognized in 2006 with respect to an option to purchase 150,000 shares of common stock granted to Dr. Hung on October 31, 2006. This option was valued upon its grant using the Black-Scholes option valuation model and the following assumptions: stock price—$11.76; exercise price—$11.76; expected option term—6.0 years; estimated volatility—59%; risk-free rate—4.70%; and dividend yield—0%.

(3)	Expense recognized in 2006 with respect to an option to purchase 150,000 shares of common stock granted to Mr. Machado on October 31, 2006. This option was valued upon its grant using the Black-Scholes option valuation model and the following assumptions: stock price—$11.76; exercise price—$11.76; expected option term—6.0 years; estimated volatility—59%; risk-free rate—4.70%; and dividend yield—0%.

(4)	Expense recognized in 2006 with respect to an option to purchase 360,000 shares of common stock granted to Dr. Seely on March 14, 2005. This option was valued upon its grant using the Black-Scholes option valuation model and the following assumptions: stock price—$3.60; exercise price—$3.60; expected option term—10.0 years; estimated volatility—90%; risk-free rate—4.52%; and dividend yield—0%.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth certain information concerning exercised and unexercised options held by the named executive officers at December 31, 2006.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David T. Hung, M.D.	—	150,000	(1)	—	11.76	10/31/2016
C. Patrick Machado	—	150,000	(2)	—	11.76	10/31/2016
Lynn Seely, M.D.	165,000	195,000	(3)	—	3.60	3/14/2015

(1)	The shares subject to the option vest according to the following schedule: 37,500 shares subject to the option will vest on October 31, 2007, and 3,125 shares subject to the option shall vest on the first day of each full month thereafter, so that all of the shares subject to the option shall become fully vested on October 1, 2010.

(2)	The shares subject to the option vest according to the following schedule: 37,500 shares subject to the option will vest on October 31, 2007, and 3,125 shares subject to the option shall vest on the first day of each full month thereafter, so that all of the shares subject to the option shall become fully vested on October 1, 2010.

(3)	The shares subject to the option vest according to the following schedule: 90,000 shares subject to the option vested on March 15, 2006, and 7,500 shares subject to the option have vested and continue to vest on the first day of each full month thereafter, so that all of the shares subject to the option shall become fully vested on March 1, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 20, 2007, for:

•	each director and each nominee to become a director;

•	each of our named executive officers;

•	all of our directors, nominees and named executive officers as a group; and

•	each person who we know beneficially owns more than 5% of our common stock.

Beneficial ownership data in the table below has been calculated based on SEC rules requiring that all equity securities exercisable for or convertible into shares of our common stock within 60 days of April 20, 2007, shall be deemed to be outstanding for the purpose of computing the percentage of ownership of any person holding such exercisable or convertible equity securities, but shall not be deemed to be outstanding for computing the percentage of ownership of any other person.

Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all capital stock shown to be held by that person. The address of each named executive officer and director, unless indicated otherwise by footnote, is c/o Medivation, Inc., 55 Hawthorne Street, Suite 610, San Francisco, California 94105.

	Shares Beneficially Owned
	Number	Percent
Named Executive Officers and Directors:

David T. Hung, M.D. (1)	1,720,776	6.19
Gregory Bailey, M.D. (2)	559,966	2.02
C. Patrick Machado (3)	488,962	1.76
Lynn Seely, M.D. (4)	351,000	1.26
W. Anthony Vernon (5)	106,166	*
Kim D. Blickenstaff (6)	101,900	*
Daniel Adams (7)	91,710	*
All named executive officers, directors and nominees as a group (seven persons) (1 – 7)	3,420,480	12.31

5% Stockholders: (8)

Entities affiliated with Knoll Capital Management, LP (9)	3,561,650	12.82
Entities affiliated with Austin Marxe and David Greenhouse (10)	3,019,420	10.87
Selena Pharmaceuticals, Inc. (11)	2,212,830	7.96

*	Represents beneficial ownership of less than 1%.

(1)	Consists of 1,624,651 shares of common stock held by Dr. Hung; 86,060 shares of common stock held by The Hung Shaber Family 2004 Irrevocable Trust; and 10,065 shares of common stock issuable upon exercise of warrants exercisable within 60 days.

(2)	Consists of 80,000 shares of common stock held by Topix, Inc.; 214,508 shares of common stock held by 703149 Ontario, Inc. and 214,508 shares of common stock issuable upon exercise of warrants held by 703149 Ontario, Inc. and exercisable within 60 days; and 50,950 shares of common stock issuable upon exercise of options held by Dr. Bailey and exercisable within 60 days.

(3)	Consists of 486,123 shares of common stock and 2,839 shares of common stock issuable upon exercise of warrants exercisable within 60 days.

(4)	Consists of 351,000 shares of common stock issuable upon exercise of options exercisable within 60 days.

(5)	Consists of 4,266 shares of common stock and 101,900 shares of common stock issuable upon exercise of options exercisable within 60 days.

(6)	Consists of 101,900 shares of common stock issuable upon exercise of options exercisable within 60 days.

(7)	Consists of 91,710 shares of common stock issuable upon exercise of options exercisable within 60 days.

(8)	The information in the following table is based solely on information contained in Schedules 13D/13G filed with the Securities and Exchange Commission.

(9)	Consists of 1,984,800 shares of common stock owned by Europa International, Inc. and 1,576,850 shares of common stock owned by Knoll Capital Fund II Master Fund Ltd. Knoll Capital Management, LP is the investment manager of Europa International, Inc. and Fred Knoll is the president of Knoll Capital Management, LP. Fred Knoll, Knoll Capital Management, LP and Europa International, Inc. share voting and investment control over the 1,984,800 shares of common stock owned by Europa International, Inc. KOM Capital Management, LLC is the investment manager of Knoll Capital Fund II Master Fund Ltd. Patrick O’Neill is a member of KOM Capital Management, LLC and Knoll Capital Management, LP is a manager of KOM Capital Management, LLC. KOM Capital Management, LLC, Patrick O’Neill, Fred Knoll, Knoll Capital Management, LP and Knoll Capital Fund II Master Fund Ltd. share voting and investment control of the 1,576,850 shares of common stock owned by Knoll Capital Fund II Master Fund Ltd. The address for Knoll Capital Management, LP, Fred Knoll, Europa International, Inc., Knoll Capital Fund II Master Fund Ltd., KOM Capital Management, LLC and Patrick O’Neill is 666 Fifth Avenue, Suite 3702, New York, New York 10103.

(10)	Consists of 357,181 shares of common stock owned by Special Situations Cayman Fund, L.P., 1,070,715 shares of common stock owned by Special Situations Fund III QP, L.P., 86,027 shares of common stock owned by Special Situations Fund III, L.P., 1,316,822 shares of common stock owned by Special Situations Private Equity Fund, L.P., and 188,675 shares of common stock owned by Special Situations Life Sciences Fund, L.P. Austin W. Marxe and David M. Greenhouse are the controlling principals of AWM Investment Company, Inc., the general partner of and investment adviser to Special Situations Cayman Fund, L.P. AWM Investment Company, Inc. also serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment adviser to Special Situations Fund III, L.P. and Special Situations Fund III, QP, L.P. Messrs. Marxe and Greenhouse are members of MG Advisers L.L.C., the general partner of and investment adviser to Special Situations Private Equity Fund, L.P. Messrs. Marxe and Greenhouse are members of LS Advisers L.L.C., the general partner of and investment adviser to Special Situations Life Sciences Fund, L.P. Through their control of MGP Advisors Limited Partnership, AWM Investment Company, Inc., MG Advisers, L.L.C. and LS Advisers L.L.C., Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above. The address for Messrs. Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York 10022.

(11)	Selena Pharmaceuticals, Inc. has sole voting and investment control over the shares. Sergey Sablin, Elena Sablin, Michael Weiner and Eugene Somoza are members of the board of directors of Selena Pharmaceuticals, Inc. The address for Selena Pharmaceuticals is 167 Skyview Way, San Francisco, California 94131.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, our Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007. The Company dismissed Singer Lewak Greenbaum & Goldstein LLP which was the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. Representatives of PricewaterhouseCoopers LLP and Singer Lewak Greenbaum & Goldstein LLP will not attend the Annual Meeting, but they will be available to respond to appropriate questions.

Dismissal of Principal Accountant

On March 21, 2007, we dismissed Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors. The reports of Singer Lewak Greenbaum & Goldstein LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2005 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2005 and December 31, 2006 and through March 21, 2007, there were no disagreements with Singer Lewak Greenbaum & Goldstein LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

Appointment of New Principal Accountant

On March 21, 2007, the Company engaged PricewaterhouseCoopers LLP as its independent registered public accounting firm. During the fiscal years ended December 31, 2005 and December 31, 2006 and through March 21, 2007, neither the Company nor anyone on the Company’s behalf consulted PricewaterhouseCoopers LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report was provided to the Company and no oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as described in Item 304(a)(1)(iv) of Regulation S-B.

	2006	2005
Audit fees (1)	$171,695	$190,904
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	—	—

Total	$171,695	$190,904

(1)	Represent the aggregate fees billed for the audit of the Company’s financial statements, review of the financial statements included in the Company’s quarterly reports and services in connection with the statutory and regulatory filings or engagements for those fiscal years.

(2)	Represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit fees.”

(3)	Represents the aggregate fees billed for tax compliance, advice and planning.

(4)	Represents the aggregate fees billed for all products and services provided that are not included under “Audit fees,” “Audit-related fees” or “Tax fees.”

Pre-Approval Policies

Before an independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. The Audit Committee’s pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

Required Vote

The affirmative vote of the holders of a majority of the common stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting shall be required to ratify the selection of PricewaterhouseCoopers LLP.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2006.

The following Report of the Audit Committee is not considered proxy solicitation material and is not deemed to be filed with the SEC. Notwithstanding anything to the contrary set forth in any of the Company’s filings made under the Securities Act or the Exchange Act that might incorporate filings made by the Company under those statutes, the Report of the Audit Committee shall not be incorporated by reference into any prior filings or into any future filings made by the Company under those statutes.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has furnished this report concerning the independent audit of the Company’s financial statements.

The Audit Committee’s responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2006 with the Company’s management and Singer Lewak Greenbaum & Goldstein LLP (SLGG), the Company’s previous independent auditors. In addition, the members of the Audit Committee have discussed with SLGG, with and without management present, their evaluation of the Company’s internal accounting controls and overall quality of the Company’s financial reporting. Members of the Audit Committee also discussed with SLGG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. The Audit Committee also received the written disclosures and the letter from SLGG required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and members of the Audit Committee discussed the independence of SLGG with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

KIM D. BLICKENSTAFF
DANIEL D. ADAMS
W. ANTHONY VERNON

PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED 2004 EQUITY INCENTIVE AWARD PLAN

Our stockholders are being asked to approve our Amended and Restated 2004 Equity Incentive Award Plan. Our Board of Directors approved the Amended and Restated 2004 Equity Incentive Award Plan on March 22, 2007, subject to stockholder approval. The Amended and Restated 2004 Equity Incentive Award Plan will become effective immediately upon stockholder approval of this proposal at the Annual Meeting.

The material features of the Amended and Restated 2004 Equity Incentive Award Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended and Restated 2004 Equity Incentive Award Plan itself which is attached to this proxy statement as Appendix A.

Proposed Amendments to the 2004 Equity Incentive Award Plan

Our stockholders are now being asked to approve the Amended and Restated 2004 Equity Incentive Award Plan which provides for, among other amendments, the following changes to our current 2004 Equity Incentive Award Plan:

•	an increase to the aggregate number of shares of our common stock which may be issued or transferred pursuant to awards under the plan from 3,000,000 shares to 7,500,000 shares;

•	an amended share counting provision requiring the following:

o	the reduction of the aggregate share limit (described in the first bullet point above) by 1.4 shares of our common stock for each share of our common stock delivered in respect of a full value award (A full value award is any award other than an option or other award having an exercise or purchase price of at least the fair market value of the underlying shares on the date of grant. Accordingly, any option or Stock Appreciation Right (SAR) having an exercise or purchase price of less than fair market value will be treated as a full value award for purposes of the plan); and

o	the reduction of the aggregate share limit by that number of shares of our common stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligations of awards granted under the plan.

•	a prohibition on the repricing of options without stockholder approval;

•	a prohibition on the transferability for consideration of awards granted under the plan;

•	the imposition of a maximum term of ten years on SARs granted under the plan;

•	the elimination of our ability to reissue under the plan shares of our common stock subject to an award that may be purchased from participants;

•	the imposition of a minimum vesting period of three years applicable to full-value awards (and, in the case of performance-based full-value awards, a minimum vesting period of one year);

•

the addition of stockholder approval requirements for certain amendments to the Amended and Restated 2004 Equity Incentive Award Plan, including the extension of exercise periods for options beyond 10 years and an increase to the number of shares available for issuance under the plan and any amendment that results in a material increase in benefits or change in eligibility requirements;

•

a limitation on the maximum amount that may be granted to any one participant during a calendar year in an amount not to exceed $5 million pursuant to a performance-based award (in order to award performance-based compensation in accordance with Section 162(m) of the Internal Revenue Code);

•	a “fair market value” definition providing for a determination as of the closing sales price on the date of grant;

•	a revised capitalization adjustment provision to clarify that specified adjustments upon certain capitalization events are automatic and non-discretionary;

•	an extension of the term of the Amended and Restated 2004 Equity Incentive Award Plan to the tenth anniversary of the date the plan is approved by our stockholders;

•	removal of the provisions related to compliance with California securities laws, which are no longer applicable to us; and

•

the authorization of the Compensation Committee to determine whether any award is subject to Section 409A of the Internal Revenue Code and to take such actions that the Compensation Committee determines to be necessary or appropriate to exempt the award from Section 409A or to comply with the requirements of Section 409A.

History

The existing 2004 Equity Incentive Award Plan was approved by the stockholders of Medivation, Inc. on May 20, 2005.

As of March 31, 2007, options to purchase 2,249,160 shares of common stock were outstanding, 641,271 shares of common stock remained available for grant and 109,569 options to purchase shares of common stock had been exercised under our existing 2004 Plan. As of March 31, 2007, the outstanding options were exercisable at a weighted average exercise price of approximately $4.85 per share. Outstanding options to purchase an aggregate of 734,500 shares were held by consultants who are not officers or directors of our Company. As of April 20, 2007, the closing sales price was $19.91 per share.

Purpose

The purpose of the Amended and Restated 2004 Equity Incentive Award Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of our Board of Directors and our employees, officers, executives and consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The Amended and Restated 2004 Equity Incentive Award Plan is further intended to provide flexibility to the Company in our ability to motivate, attract and retain the services of members of our Board of Directors and to the employees, officers, executives and consultants of the Company and of our subsidiaries upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.

Securities Subject to the Amended and Restated 2004 Equity Incentive Award Plan

Under the Amended and Restated 2004 Equity Incentive Award Plan, a total of 7,500,000 shares of our common stock are reserved for issuance pursuant to awards granted under the Amended and Restated 2004 Equity Incentive Award Plan.

To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award will be available for future grant or sale under the Amended and Restated 2004 Equity Incentive Award Plan. Shares which are delivered to us by a participant or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations will be treated as issued under the plan under the Amended and Restated 2004 Equity Incentive Award Plan and be deducted from the aggregate number of shares that may be issued under the plan. The shares of common stock delivered pursuant to a full-value award will reduce the aggregate share limit described in the previous paragraph by 1.4 shares for each share of our common stock subject to a full-value award. A full value award is any award other than an option or other award having an exercise or purchase price of no less than the fair market value of the underlying common stock on the date of grant. No shares may again be optioned, granted or awarded if such action would cause any option intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code not to so qualify.

Administration

The Compensation Committee of our Board of Directors will administer the Amended and Restated 2004 Equity Incentive Award Plan. To administer the Amended and Restated 2004 Equity Incentive Award Plan, our Compensation Committee must consist of at least two members of our Board of Directors, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act, and, with respect to awards that are intended to constitute performance-based compensation under Section 162(m) of the Internal Revenue Code, an “outside director” for the purposes of Section 162(m). Subject to the terms and conditions of the Amended and Restated 2004 Equity Incentive Award Plan, our Compensation Committee has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Amended and Restated 2004 Equity Incentive Award Plan. Our Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Amended and Restated 2004 Equity Incentive Award Plan. Our Board of Directors may at any time abolish the Compensation Committee and/or revest in itself the authority to administer the Amended and Restated 2004 Equity Incentive Award Plan.

Our Compensation Committee may (1) delegate to a committee of one or more members of our Board of Directors who are not “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code the authority to grant awards under the Amended and Restated 2004 Equity Incentive Award Plan to eligible persons who are either (a) not then “covered employees” within the meaning of Section 162(m) and are not expected to be covered employees at the time of recognition of income resulting from such award or (b) not persons with respect to whom we wish to comply with Section 162(m) and/or (2) delegate to a committee of one or more members of our Board of Directors who are not “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act the authority to grant awards under the Amended and Restated 2004 Equity Incentive Award Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.

Eligibility

Options, stock appreciation rights, or SARs, restricted stock and other awards under the Amended and Restated 2004 Equity Incentive Award Plan may be granted to individuals who are then our employees, directors or consultants or any subsidiaries’ employees, directors or consultants.

Awards Under the Amended and Restated 2004 Equity Incentive Award Plan

The Amended and Restated 2004 Equity Incentive Award Plan provides that our Compensation Committee may grant or issue stock options, SARs, restricted stock, restricted stock units, dividend equivalents, performance-based awards, stock payments or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

•

Nonqualified Stock Options, or NQSOs, provide for the right to purchase common stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (at the discretion of our Compensation Committee) in one or more installments after the grant date, subject to the participant’s continued employment with us and/or subject to the satisfaction of our performance targets and individual performance targets established by our Compensation Committee. NQSOs may be granted for any term not to exceed ten years from the date of grant specified by our Compensation Committee. Any NQSO issued with an exercise price less than the fair market value of the underlying securities on the date of grant is considered a full-value award and will reduce the aggregate share limit reserved for issuance under the Amended and Restated 2004 Equity Incentive Award Plan by 1.4 shares for each share covered by such NQSO.

•

Incentive Stock Options, or ISOs, are designed to comply with the provisions of the Internal Revenue Code and are subject to specified restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within the 10 years after the date of grant, but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the Amended and Restated 2004 Equity Incentive Award Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

•

Restricted Stock may be granted to participants and made subject to such restrictions as may be determined by our Compensation Committee. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Recipients or purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

•

Restricted Stock Units may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by our Compensation Committee. Like restricted stock, restricted stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, the stock issuable with respect to restricted stock units will not be issued until the restricted stock unit award has vested and award has been settled, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

•

Stock Appreciation Rights may be granted in connection with stock options or other awards, or separately. SARs granted by our Compensation Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Internal Revenue Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code, there are no restrictions specified in the Amended and Restated 2004 Equity Incentive Award Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by our Compensation Committee in the SAR agreements. Our Compensation Committee may elect to pay SARs in cash or in common stock or in a combination of both. SARs may be granted for any term not to exceed ten years from the date of grant specified by our Compensation Committee. Any SAR issued with an exercise price less than the fair market value of the underlying securities on the date of grant is considered a full-value award and will reduce the aggregate share limit reserved for issuance under the Amended and Restated 2004 Equity Incentive Award Plan by 1.4 shares for each share covered by such SAR.

•

Dividend Equivalents represent the right to receive the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

•

Performance-Share Awards may be granted by our Compensation Committee on an individual or group basis. Generally, the payment of these awards may be linked to attainment of specific performance targets established by our Compensation Committee and may be paid in cash or in common stock or in a combination of both.

•

Stock Payments may be authorized by our Compensation Committee in the form of shares of common stock or an option or other right to purchase common stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant.

A full value award, which is an award other than an option or other stock award having an exercise or purchase price that is no less than the fair market value of the underlying shares of our common stock on the date of grant, must vest over a period of at least three years, and in the case of a performance-based full value award, must vest over at least a one-year period.

The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the Amended and Restated 2004 Equity Incentive Award Plan to any individual in any calendar year may not exceed 1,000,000 shares of common stock and the maximum amount that may be paid in cash to any one participant during any calendar year with respect to any performance-based award is $5,000,000.

Section 162(m). Our Compensation Committee may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code. Our Compensation Committee may grant to such covered employees restricted stock, deferred stock, dividend equivalents, performance awards and stock payments that are paid, vest or become exercisable upon the attainment of Company performance criteria which are related to one or more of the following performance goals as applicable to us or any of our future subsidiaries, divisions or operating units:

•	net earnings (either before or after interest, taxes, depreciation and amortization);

•	net losses;

•	sales or revenue;

•	operating earnings;

•	operating cash flow;

•	return on net assets;

•	return on assets or capital;

•	return on stockholders’ equity;

•	stockholder returns;

•	gross or net profit margin;

•	earnings per share;

•	price per share of our common stock; and

•	market share.

Limits on Transferability

Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and no right or interest of a participant in any award may be pledged, encumbered, or hypothecated to or in favor of any party other than us or any of our subsidiaries, and no award may be subject to any lien, obligation, or liability of a participant to any other than us or any our subsidiaries. Our Compensation Committee may allow awards other than ISOs to be transferable to certain permitted transferees (i.e., immediate family members for estate planning purposes). ISOs may not be transferable. If our Compensation Committee makes an award transferable, such award shall contain such additional terms and conditions as our Compensation Committee deems appropriate. Awards may in no event be transferred if the participant receives consideration in connection with the transfer.

Adjustments Upon Changes in Capitalization

In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other extraordinary distribution (other than normal cash dividends) of assets to our stockholders (including extraordinary dividends) or any other change affecting our common stock, our Compensation Committee will make proportionate adjustments to the aggregate number and type of shares of stock that may be issued under the Amended and Restated 2004 Equity Incentive Award Plan (including the limitations on the number of shares issuable to a participant during a given calendar year), the terms and conditions of any award outstanding under the Amended and Restated 2004 Equity Incentive Award Plan, and the grant or exercise price of any such award. The form and manner of any such adjustments shall be determined in the sole discretion of the Compensation Committee.

Change of Control

In the event of a change of control, awards issued under the Amended and Restated 2004 Equity Incentive Award Plan will be subject to accelerated vesting such that 100% of such award will become vested and exercisable or payable, as applicable. Under the Amended and Restated 2004 Equity Incentive Award Plan, a change of control is generally defined as:

•	the direct or indirect acquisition of 50% or more of the voting stock of the Company;

•

if, during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board of Directors together with any new director(s) whose election was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

•

the consummation of (i) a merger, consolidation, reorganization or business combination in which the Company is a party, (ii) a sale or other disposition of all or substantially all of our assets or (iii) the acquisition of assets or stock of another entity (other than a transaction which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities and after which no person owns 50% or more of the voting stock of the successor entity); or

•	a liquidation or dissolution of the Company.

Amendment and Termination of the Amended and Restated 2004 Equity Incentive Award Plan

With the approval of our Board of Directors, our Compensation Committee may amend, modify or terminate the Amended and Restated 2004 Equity Incentive Award Plan, at any time and for any reason. However, the Amended and Restated 2004 Equity Incentive Award Plan requires stockholder approval for any amendment to the Amended and Restated 2004 Equity Incentive Award Plan to the extent necessary to comply with applicable laws, rules and regulations, or stock exchange rules. Stockholder approval is also required for any amendment to the Amended and Restated 2004 Equity Incentive Award Plan that increases the number of shares available under the Amended and Restated 2004 Equity Incentive Award Plan (other than any adjustments as discussed above), permits the Compensation Committee to extend the exercise period for an option beyond ten years from the date of grant, or results in a material increase in benefits or a change in eligibility requirements. Absent approval of the stockholders of the Company, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option is granted and, except as otherwise permitted, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price. No action by our Board of Directors, our Compensation Committee or our stockholders may alter or impair any award previously granted under the Amended and Restated 2004 Equity Incentive Award Plan without the consent of the holder. Unless terminated earlier, the Amended and Restated 2004 Equity Incentive Award Plan will terminate in 2015.

Securities Laws

The Amended and Restated 2004 Equity Incentive Award Plan is intended to conform with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Amended and Restated 2004 Equity Incentive Award Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences Associated with the Amended and Restated 2004 Equity Incentive Award Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the Amended and Restated 2004 Equity Incentive Award Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the Amended and Restated 2004 Equity Incentive Award Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) one year of the date the shares were transferred to the optionee. If the common stock is sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Restricted Stock Units. An employee to whom restricted stock or restricted stock units are is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Internal Revenue Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when a restricted stock unit award vests and the stock issuable with respect to such restricted stock unit award is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of restricted stock units.

Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Section 162(m) of the Code. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Internal Revenue Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee that is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the Amended and Restated 2004 Equity Incentive Award Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date. Specifically, the option exercise price must be equal to or greater than the fair market value of the stock subject to the award on the grant date. Rights or awards granted under the Amended and Restated 2004 Equity Incentive Award Plan, other than options and SARs, will not qualify as “performance-based compensation” for purposes of Section 162(m) unless such rights or awards are granted or vest upon pre-established objective performance goals, the material terms of which are disclosed to and approved by our stockholders. Thus, we expect that such other rights or awards under the Amended and Restated 2004 Equity Incentive Award Plan will not constitute “performance-based compensation” for purposes of Section 162(m) unless they are granted or vest upon the attainment of one or more of the pre-established objective performance goals that are set forth in the plan. We have attempted to structure the Amended and Restated 2004 Equity Incentive Award Plan in such a manner that the remuneration attributable to stock options, SARs and other awards which meet the requirements of Section 162(m) will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue.

New Plan Benefits

No awards have been granted under the Amended and Restated 2004 Equity Incentive Plan. All future grants under the Amended and Restated 2004 Equity Incentive Award Plan are within the discretion of our Board of Directors or the Compensation Committee of our Board of Directors and the benefits of such grants are, therefore, not determinable.

Required Vote

The affirmative vote of the holders of a majority of the common stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting shall be required for the approval of the Amended and Restated 2004 Equity Incentive Award Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED 2004 EQUITY INCENTIVE AWARD PLAN

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information concerning shares of our common stock issuable and available for issuance under our stockholder approved and non-stockholder approved equity compensation plans, in each case as of December 31, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	2,211,750	$4.53	720,851
Equity compensation plans not approved by stockholders	—	—	—
Total	2,211,750	$4.53	720,851

OTHER MATTERS

We are not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Our Annual Report for the fiscal year ended December 31, 2006 has been mailed with this proxy statement.

By Order of the Board of Directors

Medivation, Inc.
Sincerely,

Michael W. Hall
Corporate Secretary
San Francisco, California
April 24, 2007

Appendix A

MEDIVATION, INC.

AMENDED AND RESTATED

2004 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

1.1 General. The purpose of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Medivation, Inc. (the “Company”) by linking the personal interests of the members of the Board, employees, consultants, officers, and executives of the Company and any Subsidiary, to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, consultants, officers, and executives of the Company and its Subsidiaries upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. The original effective date of the Plan was March 15, 2004 (the “Original Effective Date”). This Amended and Restated Plan will be effective on the date it is approved by the Company’s stockholders (the “Amendment and Restatement Effective Date”).

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

2.1 Definitions. The following words and phrases shall have the following meanings:

(a) “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

(b) “Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Change of Control” means and includes each of the following:

(i) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company;

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this subsection (e): an acquisition of the Company’s securities by the Company that causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(ii) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (i) or (iii) of this subsection (e)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv) the Company’s stockholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction shall not constitute a “Change of Control” if: (w) its sole purpose is to change the state of the Company’s incorporation; (x) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; (y) it constitutes the Company’s initial public offering of its securities; or (z) it is a transaction effected primarily for the purpose of financing the Company with cash (as determined by the Committee in its discretion and without regard to whether such transaction is effectuated by a merger, equity financing or otherwise).

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the committee of the Board described in Article 12.

(g) “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(h) “Director” means a director of the Company or any Subsidiary.

(i) “Disability” means, for purposes of this Plan, that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

(j) “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(k) “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary. A person shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” shall mean, as of any date, the value of Stock determined as follows:

(i) If the Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, or if the Stock is not traded on such date, on the next preceding date as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date of determination, or if the Stock is not traded on such date, on the next preceding date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(n) “Full Value Award” means any Award other than an Option or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a payment from the Company).

(o) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(p) “Non-Employee Director” means a Director who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b) (3) of the Exchange Act, or any successor definition adopted by the Board.

(q) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(r) “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(s) “Participant” means a person who, as a Director, consultant to the Company or any Subsidiary or Employee, has been granted an Award pursuant to the Plan.

(t) “Performance-Based Award” means an Award granted to select Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

(u) “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance

Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), net losses, sales or revenue, operating earnings, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(v) “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(w) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(x) “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(y) “Plan” means this Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan, as it may be amended from time to time.

(z) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) (4) (C) of the Code.

(aa) “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and to risk of forfeiture.

(bb) “Restricted Stock Unit” means a right to receive a share of Stock during specified time periods pursuant to Article 8.

(cc) “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

(dd) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(ee) “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

(ff) “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Article 11, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 7,500,000 shares.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall be treated as issued under this Plan and shall be deducted from the aggregate number of shares which may be issued under Section 3.1(a). In addition, for purposes of determining the number of shares of Stock issuable or transferred pursuant to Section 3.1(a), each share of Stock which is issued or transferred pursuant to a Full Value Award, shall be treated as if 1.4 shares of Stock had been so issued or transferred. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

(c) Notwithstanding the provisions of this Section 3.1, no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a calendar year shall be 1,000,000 and the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award shall be $5,000,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1 Eligibility.

(a) General. Persons eligible to participate in this Plan include Employees, consultants to the Company or any Subsidiary and all members of the Board, as determined by the Committee.

(b) Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

4.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than par value of a share of Stock on the date of grant. If the exercise price of an Option is less than Fair Market Value on the date of grant, such Option shall be treated as a Full Value Award for purposes of the share counting provisions of Section 3.1(b).

(b) Time And Conditions Of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, provided that the term of any Option granted under the Plan shall not exceed ten years, and provided further, that in the case of a Non-Qualified Stock Option, such Option shall be exercisable for one year after the date of the Participant’s death. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at such rate as is a market rate of interest and which also precludes the imputation of interest under the Code, shares of Stock held for longer than six months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k).

(d) Evidence Of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

(a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b) Expiration Of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(1) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(2) One year after the date of the Participant’s termination of employment or service on account of Disability or death, unless in the case of death a shorter or longer period is designated in the Award Agreement. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e) Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (1) two years from the date of grant of such Incentive Stock Option or (2) one year after the transfer of such shares of Stock to the Participant.

(f) Expiration Of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Amendment and Restatement Effective Date.

(g) Right To Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

5.3 Early Exercisability. The Committee may provide in the terms of a Participant’s Award Agreement that the Participant may, at any time before the Participant’s status as an Employee, member of the Board or consultant to the Company terminates, exercise the Option(s) granted to such Participant in whole or in part prior to the full vesting of the Option(s); provided, however, shares of Stock acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Committee may determine in its sole discretion.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

6.2 Issuance and Restrictions. Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, subject to Section 10.6 as the Committee determines at the time of the grant of the Award or thereafter.

6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that subject to Section 10.6, the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4 Certificates For Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2 Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

7.3 Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change of Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

7.4 Payment and Limitations.

(a) Payment of the amounts determined under Section 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

(c) To the extent that the exercise price per share of an ISAR or CSAR is less than the Fair Market Value of a share of Stock on the date of grant, then such Stock Appreciation Right shall be treated as a Full Value Award under the share counting provisions of Section 3.1(b).

(d) No Stock Appreciation Right shall have a term of more than ten years.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which may be denominated in a number of shares of Stock or in a dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2 Dividend Equivalents.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.3 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.4 Restricted Stock Units. Any Participant selected by the Committee may be granted an award of Restricted Stock Units in the manner determined from time to time by the Committee. The number of Restricted Stock Units shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Restricted Stock Unit will not be issued until the Restricted Stock Unit has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Restricted Stock Units shall have no rights as a Company stockholder with respect to such Restricted Stock Units until such time as the Restricted Stock Units have vested and the Stock underlying the Restricted Stock Units has been issued.

8.5 Term. The term of any Award of Performance Shares, Dividend Equivalents, Stock Payments or Restricted Stock Units shall be set by the Committee in its discretion.

8.6 Exercise or Purchase Price. The Committee may establish the exercise or purchase price of any Award of Performance Shares, Restricted Stock Units or Stock Payments; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

8.7 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Dividend Equivalents, Restricted Stock Units and Stock Payments shall only be exercisable or payable while the Participant is an Employee, consultant to the Company or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Dividend Equivalents, Stock Payments or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, upon or following a Change of Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

8.8 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.9 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3 Procedures With Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer may be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for by gift for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities. A transfer of an Award under this Section 10.3 shall be permitted only if the Participant receives no consideration in connection with such transfer.

10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

10.6 Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards may fully vest upon the death or Disability of the Participant, and upon a Change in Control.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1 Adjustments. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other extraordinary distribution (other than normal cash dividends) of Company assets to stockholders (including extraordinary dividends), or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code. The form and manner of any such adjustments shall be determined in the sole discretion of the Committee.

11.2 Effect of a Change of Control. In the event of a Change of Control, then all of a Participant’s unvested Awards shall become fully exercisable and/or payable as applicable, and all forfeiture restrictions on such Awards shall lapse, immediately prior to such Change of Control. Upon, or in anticipation of, a Change of Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

11.3 Outstanding Awards—Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

11.4 Outstanding Awards—Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

11.5 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

12.1 Committee. Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a Non-Employee Director. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not “outside directors,” within the meaning of Section 162(m) of the Code the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and/or revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

12.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1 Effective Date. This amended and restated Plan will be effective on the Amendment and Restatement Effective Date. Awards in excess of the number of shares of Stock applicable under the Original Effective Date of the Plan may be granted or awarded prior to the Amendment and Restatement Effective Date, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the Amendment and Restatement Effective Date, and provided further that if such approval has not been obtained within twelve-months of the approval of the Board of the Amended and Restated Plan, all such Awards shall thereupon be canceled and become null and void.

13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Amendment and Restatement Effective Date. Any Awards that are outstanding on the tenth anniversary of the Amendment and Restatement Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement. Each Award Agreement shall provide that it will expire on the tenth anniversary of the date of grant of the Award to which it relates.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant or (iii) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option or SAR may be amended to reduce the per share exercise price or base price of the shares subject to such Option or SAR below the per share exercise price as of the date the Option or SAR is granted and, except as permitted by Article 11, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR having a higher per share exercise price.

14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

15.1 No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12 Government And Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

15.14 Appendices. The Committee may approve such supplements to, or amendments, or appendices to, the Plan as it may consider necessary or appropriate for purposes of compliance with applicable laws or otherwise and such supplements, amendments or appendices shall be considered a part of the Plan; provided, however, that no such supplements, amendments or appendices shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

15.15 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Amendment and Restatement Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Amendment and Restatement Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Amendment and Restatement Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

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I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Medivation, Inc. on                     , 2007.

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I hereby certify that the foregoing Plan was approved by the stockholders of Medivation, Inc. on                     , 2007.

Executed on this         day of                     , 2007.

Corporate Secretary

Proxy—MEDIVATION, INC.

PROXY FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF MEDIVATION, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2007 Annual Meeting of Stockholders to be held May 30, 2007 and the proxy statement, and appoints C. Patrick Machado and David T. Hung, M.D., and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Medivation, Inc. (the “Company”) held by the undersigned on April 20, 2007 that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders to be held on May 30, 2007 at 10:00 a.m. Pacific Daylight Time, and at any adjournment(s) or postponement(s) thereof in the manner set forth on the reverse side.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy card will be voted FOR election of the nominees listed in item 1, and FOR proposals 2 through 4.

(Continued and to be voted on the reverse side)

THANK YOU FOR VOTING

ANNUAL MEETING OF STOCKHOLDERS

MEDIVATION, INC.

PROXY CARD

A. Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

		For	Withheld
01 –	Daniel D. Adams	☐	☐

02 –	Gregory H. Bailey, M.D.	☐	☐

03 –	Kim D. Blickenstaff	☐	☐

04 –	David T. Hung, M.D.	☐	☐

05 –	W. Anthony Vernon	☐	☐

B. Proposals

The Board of Directors recommends a vote FOR the following proposals:

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of PricewaterhouseCoopers LLP, as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007.	☐	☐	☐

3.	To approve the Amended and Restated 2004 Equity Incentive Award Plan.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.	☐	☐	☐

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy card. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1–Please keep signature within box	Signature 2–Please keep signature within box	Date (mm/dd/yyyy)
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